                                             EX 10.79.6

        GUARANTOR PLEDGE AND SECURITY AGREEMENT

             (Pledge of Limited Liability Company
             Interests)

     This Pledge and Security Agreement (this
"Agreement") is made as of January 7, 1998 by Thilo
Best ("Best"), Erwin Investors I, L.L.C., a Washington limited liability company ("Erwin"), and Craig
Spaulding ("Spaulding") (each individually a "Pledgor" and collectively "Pledgors"), for the benefit of Emeritus Corporation, a Washington corporation
("Pledgee"), having an office at 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121.

                       RECITALS

     A. Contemporaneously with the execution hereof, Aurora Bay Investments, L.L.C., a Washington limited liability company ("Aurora Bay"), has entered into a Credit Agreement dated as of January 7, 1998 between
Aurora Bay and Pledgee (the "Credit Agreement"), establishing a $5 million credit facility in favor of Aurora Bay, and in connection therewith executed and delivered to Pledgee a Convertible Promissory Note (the
"Note").

     B. Each of the Pledgors is a member of Aurora Bay and will financially benefit from Pledgee' extension of credit to Aurora Bay.

     C. Aurora Bay is organized under, and will be governed by, its Operating Agreement dated as of January 6,1998 (the "LLC Agreement").

     C. Each of the Pledgors has executed and delivered to Pledgee an nonrecourse guarantee in favor of Pledgee and is willing to pledge such Pledgor's equity interest in Aurora Bay to secure repayment of all amounts due and payable to Pledgee under the Note and the Credit
Agreement.

     D. In order to induce Pledgee to extend credit to Aurora Bay, Erwin, Spaulding and Best desire to assign, pledge, and grant a security to Pledgee in the Collateral described herein.

                       AGREEMENT

      NOW, THEREFORE, in consideration of the recitals, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. COLLATERAL

"Collateral" shall mean:

          (a) All of each Pledgor's right, title and interest i
                                                              n
                                                              A
                                                              u
                                                              r
                                                              o
                                                              r
                                                              a
                                                              B
                                                              a
                                                              y
                                                              ,
including without limitation his membership interests in Aurora Bay, and all of Pledgor's units representing any right, title, and interest in Aurora Bay ("Units"), together with any additional Units or interest arising out of the interest pledged hereunder by way of dividend, split-up, reorganization, recapitalization or other similar proceedings, whether now owned or hereafter acquired;

          (b) Pledgor's right to receive distributions, allocations and payments under the LLC Agreement, as such LLC Agreement may be modified from time to time;

          (c) All indebtedness of Aurora Bay to Pledgor of any kind or description; and

          (d) All substitutions, replacements, products and proceeds, whether cash proceeds or noncash proceeds, and products of any and all of the foregoing.

          If any redemption, reclassification,
readjustment or other exchange is proposed or made with respect to the Collateral, Pledgee may, but need not, accept the property so exchanged in lieu of the Collateral, described herein, and Pledgor agrees to deliver and hypothecate for the benefit of Pledgee any securities, cash, personalty or other property received in exchange for the Collateral, on such reasonable terms and conditions which will not impair Pledgee's security. Such substituted collateral shall be held by Pledgee under the terms of this Agreement in the same manner as the original Collateral pledged hereunder.

2. PLEDGE

     Pledgor hereby assigns, pledges and grants a security interest to Pledgee, to and in the Collateral to secure the payment and performance of all obligations of Aurora Bay to Pledgee, whether presently existing or hereafter arising, direct and indirect, and with interest thereon, under the Note and the Credit
Agreement made by Aurora Bay in favor of Pledgee and all further costs and expenses provided for in this Agreement (collectively the "Obligations"). When more than one person is liable on any of the Obligations, Pledgor shall be jointly and severally liable with such person or persons. Pledgor agrees and acknowledges that Pledgor may cause a notation to be made in the record books of Aurora Bay to the effect that the Collateral is subject to this Agreement, and Pledgee may cause a copy of this Agreement to be attached to the record books of Aurora Bay at all times while this Agreement remains in effect.

3. MANNER OF PERFECTING SECURITY

     Concurrently with the execution of this Agreement, Pledgor shall deliver signed UCC-1 Financing Statements for filing in the States of Washington and Texas to reflect the Pledge's interest in the Collateral.

     Pledgor agrees that it owns the Collateral in constructive trust for the Pledgee so long as the Pledgor's obligations hereunder remain outstanding, and agrees to provide the Pledgee advance notice of any change of address.

4. RIGHTS OF PARTIES WHEN NO DEFAULT

     Unless an Event of Default (as hereinafter defined) shall have occurred and be continuing, the Pledgor shall be entitled to vote the Collateral and to give consents, waivers and ratifications with respect thereto. In order to permit the Pledgor to exercise such voting and/or consensual powers, the Pledgee shall, if necessary, upon the written request of the Pledgor from time to time, execute and deliver to the Pledgor appropriate proxies.

      Prior to the occurrence of an Event of Default
(as hereinafter defined), Pledgor may use the proceeds of all payments made, as permitted by the terms of the Credit Agreement, upon the indebtedness of Aurora Bay to Pledgor in such manner as Pledgor shall determine in Pledgor's absolute discretion.

      Upon the occurrence of an Event of Default, Pledgee shall receive (i) all cash or other dividends or distributions paid or made with respect to the Collateral, (ii) any and all sums paid with respect to any of the Collateral, and (iii) all amounts payable and/or distributable on the liquidation, whether voluntary or involuntary, of Aurora Bay (collectively, "Distributions"), and shall hold the same, together with any other amount to which the Pledgee is entitled in an interest bearing cash collateral account as additional collateral subject to the terms of this Agreement.

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

5. PLEDGEE'S ADDITIONAL RIGHTS DURING DEFAULT

      If an Event of Default shall have occurred and shall be continuing, i.e. not have been remedied or waived), in addition to any other rights granted hereunder, the Pledgee shall be entitled to exercise any, all or any combination of the following rights:

          (a) Vote the Collateral and to give consents, waivers and ratifications with respect thereto and otherwise act with respect thereto as though the Pledgee were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee its proxy and attorney-in-fact with full power and substitution so to do, such appointing being a power coupled with an interest), although the Pledgee shall not have any duty to exercise any such rights, privileges, options or powers or to sell or to otherwise realize upon any of the Collateral, as hereinafter authorized, or to preserve the same, and the Pledgee shall not be responsible for any failure to do so or delay in so doing;

          (b) Receive all Distributions;

          (c) Exercise any and all rights of
collection, conversion or exchange, and any and all other rights, privileges, options or power of the Pledgor pertaining or relating to the Collateral (the
Pledgor hereby irrevocably constituting and appointing the Pledgee his proxy and attorney-in-fact with full power of substitution so to do), although the Pledgee shall not have any duty to exercise any such rights, privileges, options or powers or to sell or to otherwise realize upon any of the Collateral, as hereinafter authorized, or to preserve the same, and the Pledgee shall not be responsible for any failure to do so or delay in so doing;

          (d) Apply any or all amounts held in any cash collateral account to payment of the Obligations;
          (e) Sell, assign and deliver the whole or, from time to time, any part ..
of the Collateral at any broker's board or at any private sale or at public auction, with demand or notice or advertisement of the time or place of sale or adjournment thereof or otherwise, for cash, for credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as determined in an arms length sale with an unrelated third party or pursuant to a price determined under the most current agreement between the Members of Aurora Bay, and the Pledgee may bid for and purchase the whole or any part of the Collateral so sold. Any such notice shall state the time, place and method fixed for such sale and, in case of sale at a broker's board, shall state the board at which such sale is to be made and the day on which Collateral, or that portion thereof so being sold, will first be offered for sale at such board. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. For the purposes hereof,
(i) a private sale shall, in the case of the Collateral, include, a sale after solicitation of a number of persons reasonably approximating the maximum number which, in the sole opinion of the Pledgee, shall not require registration of the Collateral so being offered for sale pursuant to the Securities Act of 1933, as amended, or compliance with any applicable state securities law commonly known as a "Blue Sky
Law," and (ii) an agreement to sell all or any part of the Collateral shall be treated as a sale thereof, and the Pledgee shall be free to carry out such sale pursuant to such agreement and the Pledgor shall not be entitled to the return of any Collateral subject thereto, notwithstanding the fact that after the Pledgee shall have entered into such an agreement all Events of Default may have been remedied or the Obligations may have been paid in full;

          (f) Either personally or by means of a court appointed receiver, take possession of all or any part of the Collateral and exclude therefrom the Pledgor and all others claiming under the Pledgor, and thereafter exercise all rights and powers of the Pledgor with respect to the Collateral or any part thereof. If the Pledgee demands or attempts to take possession of any of the Collateral in the exercise of any rights under this Agreement, the Pledgor promises and agrees to promptly turn over and deliver complete possession thereof to the Pledgee; and

          (g) Exercise any remedies of a secured party under the Uniform Commercial Code of the States of Washington and/or Texas, or any other applicable law, and exercise any remedies available to the Pledgee under any other agreement among the parties.

6. CERTAIN SECURITIES LAW RESTRICTIONS

      In view of the possible position of the Pledgor as an "affiliate" or "control person" of Aurora Bay, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being hereinafter called the "Federal Securities Laws") with respect to any disposition of the Collateral permitted hereunder. The
Pledgor understands that compliance with the Federal
Securities Laws may very strictly limit the course of conduct of the Pledgee if the Pledgee were to attempt to dispose of all or any part of the Collateral and may also limit the extent to . which or the manner in which any subsequent transferee of the Collateral may dispose of the same. Similarly, because of the position of the Pledgor with respect to the Aurora Bay or because of other circumstances, there may be other legal restrictions or limitations affecting the Pledgee in any attempts to dispose of all or any part of the Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. The Pledgor agrees that any such private sale conducted in a manner which complies with such Federal
Securities Laws and Blue Sky or state securities laws shall be commercially reasonable (within the meaning of Section 9-504(3) of the Uniform Commercial Code), and the Pledgor hereby waives any claims against the Pledgee arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Pledgee accepts the first offer received and does not offer the Collateral to more than one possible purchaser. Without limiting the generality of the foregoing, these provisions would apply if, for example, the Pledgee placed all or any part of the Collateral privately with a purchaser or purchasers.

7. REDELIVERY OF COLLATERAL UPON FULL SATISFACTION

    .Upon full and complete payment and performance of the Obligations, the Pledgor shall, except as otherwise provided herein, be entitled to the return, at its expense, of such of the Collateral as has not theretofore been sold pursuant to the provisions of this Agreement, together with any moneys at the time held by the Pledgee in any collateral account pursuant to this Agreement, and all rights of Pledgee hereunder shall terminate; and Pledgee shall execute and file terminations of any financing statements covering any part-of the Collateral.

8. REALIZATION OF COLLATERAL

             (a) The Pledgee shall apply the proceeds of any sale of the whole or any part of the Collateral, together with any other moneys at the time held. by the Pledgee under the provisions of this Agreement after deducting all reasonable costs and expenses of collection, sale and delivery
   (including, without limitation, counsel fees and expenses) incurred by the Pledgee in connection with such sale, to the payment of the Obligations, the application as between the Obligations to be such as .. the Pledgee may in its sole discretion determine.

             (b) To the full extent that the Pledgor
   may lawfully so agrees, the Pledgor will not at any time plead, claim or take- the benefit of any appraisement or valuation, law now or hereafter in force in order to prevent or delay the enforcement of this Agreement or the absolute sale of any portion or all of the Collateral, or the possession thereof by any purchaser at any sale, and the Pledgor, for itself and all who may claim under the Pledgor, as far as the Pledgor now or hereafter lawfully may, hereby waives the benefit of all such laws. The Pledgor, for itself and all who may claim under the Pledgor, as far as the Pledgor now or hereafter lawfully may, also waives all right to have all or any portion of the Collateral marshalled upon any foreclosure hereof and agrees that any court having jurisdiction over this Agreement may order the sale of all or any portion of the Collateral as an entirety. Any sale of, or the grant of options to purchase, or any other realization upon, all or any portion of the Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Pledgor in and to the Collateral so sold, optioned or realized upon, and shall be a perpetual bar both in law and in equity against the Pledgor and against any and all persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Pledgor. No delay on the part of the Pledgee in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon the Pledgor with respect to any power of sale, lien, option or other right hereunder shall constitute a waiver thereof, or limit or impair the right of the Pledgee to take any action or to exercise any power of sale, lien, option or any other right under this Agreement, or otherwise, nor shall any single or partial exercise thereof, or the exercise of any power, lien, option or other right under this Agreement or otherwise all without notice or demand nor shall any of the same prejudice its rights against the Pledgor in any respect. Each and every remedy given the Pledgee shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

          (c) The Pledgee may bid for or purchase, free from any right of redemption on the part of the Pledgor
(all said rights being also hereby waived and released), any part of or all the Collateral offered for sale and may make payment on account thereof by using any claim then due and payable to the to the Pledgee from the Pledgor as a credit against the purchase price, and the Pledgee may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability therefor.

9. EVENTS OF DEFAULT

      Time is of the essence in this Agreement. Subject to the right of cure set forth below in this Section 9, any of the following events shall constitute a default of this Security Agreement ("Event of Default").

           (a) Any misrepresentation, breath, default or failure to perform under any of the covenants, representations or warranties of this Agreement by Pledgor, or any failure to pay any of the Obligations or any guaranty of any such Obligations by Pledgor, Aurora Bay, or any guarantor, or the breach of any other agreement relating to any of the Obligations or pursuant to which any of the Obligations arose;

           (b) Any failure to pay when due the full amount of any payment of principal, interest, taxes, insurance premiums or other charges which are or may be secured hereby;

           (c) The Collateral or any portion thereof being seized or levied upon under any legal or governmental process;

          (d) Pledgor becoming insolvent or the subject of a petition in bankruptcy, either voluntary or involuntary, or any other proceeding under the Federal
Bankruptcy Code; or Pledgor making an assignment for the benefit of creditors; or Pledgor being named in or the Collateral being subjected to a suit for the appointment of a receiver;

          (e) Entry of any judgment against Pledgor;

          (f) The Collateral or proceeds thereof, for any reason whatsoever, becoming uncollectible in part or in their entirety;

          (g) Aurora Bay admits an additional Member without. the prior written consent of Pledgee;

          (h) The Pledgor terminates or amends the LLC
Agreement without the prior written consent of Pledgee;

          (i) Any Unit, or any right, title or
interest, in Aurora Bay, whether or not evidenced by certificates, is issued, granted, sold, assigned, transferred, or otherwise conveyed to any party other than the Pledgee;

          (j) Aurora Bay is dissolved; or

          (k) An event shall have occurred that upon notice or lapse of time or both would constitute an Event of Default.

     Notwithstanding the foregoing, in the event of any nonmonetary default described above, such default shall not become an Event of Default until Pledgee has given
Pledgor written notice of such default and Pledgor shall have failed to cure the default within thirty
(30) days after notice.

     Upon the happening of any of the foregoing Events of Default the Obligations shall, at the option of the Pledgee, become immediately due and payable in their , entirety without presentment, demand, protest or other notice of any kind, all of which are waived by the Pledgor, and the Pledgee may at -any time thereafter proceed with the collection thereof and the realization upon all security which it may hold, including all rights hereunder or otherwise existing at law.

10. COVENANTS, REPRESENTATIONS, AND WARRANTIES OF
PLEDGOR

     (a) Pledgor represents and warrants that:

(i)There are no restrictions upon Pledgor's right to transfer or encumber the Collateral in favor of Pledgee, and Pledgor has the right to transfer such Collateral to Pledgee free and clear of any lien, claim or encumbrances and of any right of first refusal to purchase or option to purchase or any similar such right, and without obtaining the consent of any other person, including any other Member of Aurora Bay, Aurora Bay, or any other
          individual or entity.
   (ii)   The Collateral of Pledgors collectively
represents not less than
          ONE-HUNDRED PERCENT (100"%) of the presently issued and
          outstanding interests in Aurora Bay.
  (iii) There are no other interests in Aurora Bay other than the
          Collateral, and Aurora Bay has no other
Members other than the

          Pledgors.

     (b) Pledgor covenants that it shall deliver copies of any proposed amendments to the LLC Agreement to Pledgee.

     (c) Pledgor covenants that it shall not, without the prior written consent of
Pledgee, which consent may not be unreasonably withheld

    (i) sell, encumber or in any manner dispose of its interest in the
          Collateral or any of the Collateral;
   (ii) permit Aurora Bay to issue any additional interests;
  (iii) permit Aurora Bay to dissolve, reorganize, recapitalize, liquidate or merge or consolidate with any other
person, firm, limited
          liability company or corporation;
     (iv) permit Aurora Bay to amend its certificate of formation or its LLC Agreement;
     (v) permit Aurora Bay to declare or pay any dividends on, or purchase, redeem or retire, or make any other distribution on account of or with respect to, any interest in Aurora Bay; except Aurora Bay may make annual distributions to each Member to defray its tax liabilities on allocable taxable income for the prior year as permitted by the Credit Agreement.

11. GENERAL PROVISIONS


          (a) All notices hereunder shall be in writing
and   shall   be   effectively  given  when   delivered
personally  on the date of delivery, or if mailed,  two
days  after  deposit in the United States  mail,  first
class,   postage  prepaid,  certified  or   registered,
addressed as follows:


If to Pledgee:    Emeritus Corporation
                  3131 Elliott Avenue
                  Suite 500
                  Seattle, WA 98121
With a copy to:   George Beal, Esq.
                  Perkins Coie
                  1201 Third Avenue, 40th Floor
                  Seattle, WA 98101-3099
If to Pledgors:   Thilo Best
                  18254 Westminster Drive
                  Lake Oswego, OR 97034


                  Erwin Investors I, L.L.C.
                  9817 N.E. 54th
                  Vancouver, Washington 98662





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


                  Craig W. Spaulding
                  5720 LBJ Freeway
                  Suite 450
                  Dallas, Texas 75240

with a copy to:                               Sam S.
                                Stollenwerck, Esq.

Stollenwerck, Moore &
                                Silverberg, P.C.

                                5949 Sherry Lane, Suite
                                1025

Dallas, Texas 75225

or such other addresses as either party may from time to time specify in writing to the other.

          (b) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

          (c)  The Pledgor hereby appoints the Pledgee.
as  its  attorney in fact to execute and file,  on  its
behalf,    any   financing   statements,   continuation
statements or other documentation required to perfect or continue the security interest created hereby.

          (d)   This  Agreement  and  the  rights   and
obligations of the parties hereto shall be construed and interpreted in accordance with the laws of the State of Washington.

          (e) All agreements, covenants, conditions and provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

          (f) This Agreement may be modified or
rescinded only by a writing expressly relating to this Agreement and signed by all of the Pledgors and the Pledgee.

DATED this 7th day of January, 1998.


                         Erwin Investors I, L.L.C., a
Washington
                         Limited liability company

                         By:  /s/ Jerry Erwin
                                 ----------------------
-----------------
                         Jerry Erwin, Manager

                         /s/ Craig W. Spaulding

----------------------------------------
                         Craig W. Spaulding

                         /s/ Thilo Best
                                             ----------
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